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                                                                   EXHIBIT 10.8

                                    ADDENDUM
                                      TO AN
                                    AGREEMENT

         WHEREAS DCI INC. and iCYSTAL INC. have entered into a Licensing Agreement Dated April 8, 1999.

         AND WHEREAS both parties wish to add the following clause to the Agreement which will become an integra1 part of the Agreement the fo1lwing clause shall be added.

         F A. ADVERTISING OBLIGATION: The Licensor shall agree to spend up to $70,000.00 USD to promote the website of the Master Licensee over a six month period beginning May 1, 1999. In return the Licensor shall be entitled to receive an additional 10%of the Master Licensee's portion of the NET GAMING REVENUE until either whichever of the Following comes first.

             1) The $70,000.00 is paid in full
                           or
             2) December 31, 1999

         Dated this 1st day of MAY 1999 in the city of Vancouver, the province of British Columbia.

SOFTNET INDUSTRIES INC.

/S/ D. J. Slamko
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DCI INC.

/S/ Irvin Maximea
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